UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 12, 2026
Date of Report (date of earliest event reported)

PLAYSTUDIOS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39652	88-1802794
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10150 Covington Cross Drive, Las Vegas, Nevada		89144
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (725) 877-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MYPS	Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MYPSW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Forfeiture of 2025 Performance-Based Equity Awards
On March 12, 2026, Compensation Committee (the “Compensation Committee”) of the Board of Directors of PLAYSTUDIOS, Inc. (the “Company”) determined that, with respect to certain performance stock units performance stock units (“PSUs”) under the Company’s 2021 Equity Incentive Plan (the “Plan”) previously granted to each of Andrew Pascal, Chairman and Chief Executive Officer; Robert L. Oseland, Chief Operating Officer; Scott Peterson, Chief Financial Officer; and Joel Agena, General Counsel and Secretary, as reported on the Company’s Current Report on Form 8-K dated March 7, 2025 (filed March 10, 2025), the applicable financial performance targets for the fiscal year ended December 31, 2025 were not achieved and, accordingly, such PSUs were forfeited and no shares will be issued.
Grant of 2026 Performance-Based Equity Awards
On March 12, 2026, the Compensation Committee approved grants of PSUs under the Plan to certain of the Company’s officers in the following amounts:

Officer	Number of PSUs
Andrew Pascal, Chairman and Chief Executive Officer	625,000
Scott Peterson, Chief Financial Officer	250,000
Robert L. Oseland, Chief Operating Officer	233,333
Joel Agena, General Counsel and Secretary	125,000
The PSUs are eligible to vest following certification of the Company’s performance results for the fiscal year ending December 31, 2026, with settlement expected to occur on or about March 15, 2027, subject in each case to the recipient’s continued employment with the Company through the applicable vesting date. Each PSU represents the right to receive one share of the Company’s Class A common stock, or the cash value thereof, upon vesting and settlement. Vesting will be based on the Company’s achievement of pre-established financial performance targets approved by the Compensation Committee for fiscal year 2026, and the number of shares issuable upon vesting may range from 0% to 100% of the number of PSUs granted, based on the Company’s actual performance relative to such targets.
The foregoing description of the PSUs is a summary only and does not purport to describe all terms and conditions applicable to the awards. The description is subject to and qualified in its entirety by the terms of the Plan, a copy of which is filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K dated June 21, 2021 (filed June 25, 2021), and the form of Performance Stock Unit Award Agreement, a copy of which is filed as Exhibit 10.2, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(a)None
(b)None
(c)None
(d)Exhibits

Exhibit Number	Description
10.1^	PLAYSTUDIOS, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.6 to Current Report on Form 8-K filed June 25, 2021).
10.2*^	Form of Performance Stock Unit Award Agreement under 2021 Equity Incentive Plan.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

*	Filed herewith
^	Indicates management contract or compensatory plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 18, 2026

PLAYSTUDIOS, Inc.

By:	/s/ Scott Peterson
	Name:	Scott Peterson
	Title:	Chief Financial Officer